November 18, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1998-3 Home Equity Loan Asset-Backed Certificates, Series 1998-3; File No. 333-45369.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement") between The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee.

          The Home Equity Loan Asset-Backed Certificates, Series 1998-3 (the "Certificates"), will consist of ten Classes (each, a "Class") of
          Certificates: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates (collectively, the "Class A Certificates"), the Class X-1 Certificates and the X-2 Certificates (collectively, the "Class X Certificates") and the Class R-1 Certificates and Class R-2 Certificates (collectively, the Class R Certificates"). The Class A-6 will be comprised of two components, the Class A-6-1 Component and the Class A-6-2 Component (each, a "Component"). Only the Class A Certificates (the "Offered Certificates") are being offered hereby. The rights of the holders of the Class X-1 Certificates and the Class X-2 Certificates to receive distributions with respect to Mortgage Loans will be pari passu with the rights of the holders of the Group 1 Certificates and the Group 2 Certificates, respectively, to receive distributions of interest. The rights of the holders of the Class R Certificates to receive distributions of interest. The rights of the holders of the Class R Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class A Certificates and the Class X Certificates.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and "Loan Group 2", respectively, and each a "Loan Group") held by Provident Bank Home Equity Loan Trust 1998-3 (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, the Class A-5 Certificates, and the Class A-6-1 Component (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-6-2 Component (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one-to four-family residential properties.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-45369). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust
          1998-3.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): October 26, 1998.


                                THE PROVIDENT BANK
          (The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee).


          PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-3 HOME EQUITY LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1998-3.
             (Exact name of Registrant as specified in its Charter)


                                      OHIO
                     (State or Other Jurisdiction of Incorporation)

           333-45369                      31-0412725
          (Commission File Number)        (I.R.S. Employer Identification No.)


          ONE EAST FOURTH STREET
          CINCINNATI, OHIO                             45202
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (513) 579-2000


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)

          Monthly Report to Certificateholders as to distributions made on October 26, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1998.


          Date:  November 18, 1998      By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX


          Document

          Monthly Report to Certificateholders as to distributions made on October 26, 1998.



PROVIDENT BANK
HOME EQUITY LOAN TRUST
 SERIES 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          1     36,769,000.00  36,769,000.00     305,204.59   1,101,897.54   1,
>407,102.13           0.00           0.00  35,667,102.46
          2     22,961,000.00  22,961,000.00     190,589.97           0.00
>190,589.97           0.00           0.00  22,961,000.00
          3     12,292,000.00  12,292,000.00     102,030.92           0.00
>102,030.92           0.00           0.00  12,292,000.00
          4     12,906,000.00  12,906,000.00     107,127.48           0.00
>107,127.48           0.00           0.00  12,906,000.00
          5     15,134,000.00  15,134,000.00     125,621.21           0.00
>125,621.21           0.00           0.00  15,134,000.00
          6-1   37,438,000.00  37,438,000.00     310,757.69           0.00
>310,757.69           0.00           0.00  37,438,000.00
          6-2  137,500,000.00 137,500,000.00   1,103,796.94     588,108.01   1,
>691,904.95           0.00           0.00 136,911,891.99
          R1             0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         275,000,000.00 275,000,000.00   2,245,128.80   1,690,005.55   3,
>935,134.35           0.00           0.00 273,309,994.45

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          1    PB9803101        1,000.000000       8.300595      29.968113
> 38.268708     970.031887      11.067461%      9.961510%
          2    PB9803102        1,000.000000       8.300595       0.000000
>  8.300595   1,000.000000       9.960715%      9.961510%
          3    PB9803103        1,000.000000       8.300596       0.000000
>  8.300596   1,000.000000       9.960715%      9.961510%
          4    PB9803104        1,000.000000       8.300595       0.000000
>  8.300595   1,000.000000       9.960715%      9.961510%
          5    PB9803105        1,000.000000       8.300595       0.000000
>  8.300595   1,000.000000       9.960715%      9.961510%
          6-1  PB9803106        1,000.000000       8.300595       0.000000
>  8.300595   1,000.000000       9.960715%      9.961510%
          6-2  PB9803107        1,000.000000       8.027614       4.277149
> 12.304763     995.722851      10.703485%      9.629869%
          R1   PB9803108            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Provident Bank                               ADMI
>NISTRATOR:                  Alan Sueda
SERVICER:                     Provident Bank
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers
>                           3 Park Plaza
RECORD DATE:                  September 29, 1998
>                          Irvine, CA 92714
DISTRIBUTION DATE:            October 26, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 5
>                            (c) COPYRIGHT 1998 Bankers Trust Company
PROVIDENT BANK
HOME EQUITY LOAN TRUST
 SERIES 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A1    36,769,000.00  36,769,000.00     151,857.44   1,101,897.54   1,
>253,754.98           0.00           0.00  35,667,102.46
          A2    22,961,000.00  22,961,000.00     111,743.53           0.00
>111,743.53           0.00           0.00  22,961,000.00
          A3    12,292,000.00  12,292,000.00      62,381.90           0.00
> 62,381.90           0.00           0.00  12,292,000.00
          A4    12,906,000.00  12,906,000.00      65,497.95           0.00
> 65,497.95           0.00           0.00  12,906,000.00
          A5    15,134,000.00  15,134,000.00      76,426.70           0.00
> 76,426.70           0.00           0.00  15,134,000.00
          A-6-1 37,438,000.00  37,438,000.00     158,832.21           0.00
>158,832.21           0.00           0.00  37,438,000.00
          A-6-2137,500,000.00 137,500,000.00     583,349.25     588,108.01   1,
>171,457.26           0.00           0.00 136,911,891.99
          X1             0.00           0.00     514,592.13           0.00
>514,592.13           0.00           0.00           0.00
          X2             0.00           0.00     520,447.69           0.00
>520,447.69           0.00           0.00           0.00
          R2             0.00           0.00         630.16           0.00
>    630.16           0.00           0.00           0.00


**This statement is also available on Bankers Trust's Website, http://online.ba >nkerstrust.com/invr/. We begin posting statements to the Web at 7:00 p.m. East
>ern Time on the
business day before each distribution date.
TOTALS         275,000,000.00 275,000,000.00   2,245,758.96   1,690,005.55   3,
>935,764.51           0.00           0.00 273,309,994.45

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A1   743844BP6        1,000.000000       4.130040      29.968113
> 34.098153     970.031887       5.506720%      5.339380%
          A2   743844BQ4        1,000.000000       4.866667       0.000000
>  4.866667   1,000.000000       5.840000%      5.840000%
          A3   743844BR2        1,000.000000       5.075000       0.000000
>  5.075000   1,000.000000       6.090000%      6.090000%
          A4   743844BS0        1,000.000000       5.075000       0.000000
>  5.075000   1,000.000000       6.090000%      6.090000%
          A5   743844BT8        1,000.000000       5.050000       0.000000
>  5.050000   1,000.000000       6.060000%      6.060000%
          A-6-1743844BU5        1,000.000000       4.242540       0.000000
>  4.242540   1,000.000000       5.656720%      5.489380%
          A-6-2743844BU5        1,000.000000       4.242540       4.277149
>  8.519689     995.722851       5.656720%      5.489380%
          X1   PB9803201            0.000000       1.871244       0.000000
>  1.871244       0.000000       4.490986%      4.278060%
          X2   PB9803202            0.000000       1.892537       0.000000
>  1.892537       0.000000       4.542089%      4.140489%
          R2   PB9803203            0.000000       0.002292       0.000000
>  0.002292       0.000000       0.000000%      0.000000%


SELLER:                       Provident Bank                               ADMI
>NISTRATOR:                  Alan Sueda
SERVICER:                     Provident Bank
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers
>                           3 Park Plaza
RECORD DATE:                  September 29, 1998
>                          Irvine, CA 92714
DISTRIBUTION DATE:            October 26, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 2 of 5
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                        PROVIDENT BANK

>                                                        HOME EQUITY LOAN TRUST
>

>                                                         SERIES 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>                                                        DELINQUENT AND
>                                               LOANS       LOANS       LOANS
>

>                                                        FORECLOSURE LOAN
>             30 TO 59  60 TO 89   90 PLUS       IN           IN         IN

>                                                        INFORMATION
>               DAYS      DAYS       DAYS    FORECLOSURE     REO     BANKRUPTCY
>

>                                                          GROUP 1     PRINCIPA
>L BALANCE   795,738.8612,074.06        0.00        0.00        0.00  64,539.86
>

>                                                       PERCENTAGE OF POOL BALA
>NCE            0.5832%   0.0088%     0.0000%     0.0000%    0.0000%    0.0473%
>

>                                                        NUMBER OF LOANS
>                   11         1           0           0           0          1
>

>                                                        PERCENTAGE OF LOANS
>               0.5609%   0.0510%     0.0000%     0.0000%    0.0000%    0.0510%
>

>                                                          GROUP 2     PRINCIPA
>L BALANCE        0.00 80,500.00        0.00        0.00        0.00 212,390.41
>

>                                                       PERCENTAGE OF POOL BALA
>NCE            0.0000%   0.0588%     0.0000%     0.0000%    0.0000%    0.1551%
>

>                                                        NUMBER OF LOANS
>                    0         1           0           0           0          2
>

>                                                        PERCENTAGE OF LOANS
>               0.0000%   0.0684%     0.0000%     0.0000%    0.0000%    0.1369%
>

>                                                       Note:  Quantity and Pri
>ncipal Balance of Foreclosures, Bankruptcies, & REOs are Included in the
Delinq
>


>
>                                                          GROUP 1     GROUP 2
>


>                                                        BOOK VALUE OF LOANS IN
>REO:                                                           0.00       0.00
>


>                                                       NUMBER OF LOANS IN BANK
>RUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUENT                   1          2
>

>                                                       PRINCIPAL BALANCE OF LO
>ANS IN BANKRUPTCY PROCEEDINGS LESS THAN 30 DAYS DELINQUE  64,539.86 212,390.41
>


>                                                       WEIGHTED AVERAGE MORTGA
>GE INTEREST RATE:                                        10.470715% 10.143137%
>


>                                                       WEIGHTED AVERAGE REMAIN
>ING TERM TO MATURITY                                            266        359
>


>                                                       PRIOR NUMBER OF MORTGAG
>E LOANS INCLUDED IN THE POOL                                  1,973      1,466
>

>                                                       CURRENT NUMBER OF MORTG
>AGE LOANS INCLUDED IN THE POOL                                1,961      1,461
>


>                                                       PRIOR AGGREGATE PRINCIP
>AL BALANCE OF THE MORTGAGE LOANS                137,538,396.91  137,538,794.85
>


>                                                       CURRENT AGGREGATE PRINC
>IPAL BALANCE OF THE MORTGAGE LOANS              136,436,499.37  136,950,686.84
>

>                                                       POOL FACTOR OF LOAN GRO
>UPS                                                      99.198844% 99.572406%
>


>                                                       NUMBER OF LOANS SUBJECT
> TO PRINCIPAL PREPAYMENTS                                        12          5
>



>                                                                      SCHEDULE
> PRINCIPAL RECEIVED                                      153,826.70  64,111.03
>

>                                                                      PREPAYME
>NTS IN FULL                                              948,071.34 523,997.08
>

>                                                                      CURTAILM
>ENTS                                                          (0.50)    (0.10)
>

>                                                                      LIQUIDAT
>IONS                                                           0.00       0.00
>

>                                                                      INSURANC
>E PRINCIPAL PROCEEDS                                           0.00       0.00
>

>                                                                      REPURCHA
>SED PRINCIPAL AMOUNTS                                          0.00       0.00
>



>                                                       TOTAL PRINCIPAL RECEIVE
>D:                                                      1,101,897.54588,108.01
>


>                                                        SERVICER ADVANCES:
>                                                          67,048.47  56,512.64
>


>                                                       CUM NET FUNDS CAP CARRY
>OVER AMOUNT WITH RESPECT TO A-6 CERTIFICATES                              0.00
>

>                                                       3 MONTH ROLLING AVERAGE
> OF PRINCIPAL BALANCE OF ALL LOANS 90 OR MORE DELINQUENT                  0.00
>

>
>                          Page 3 of 5                     (c) COPYRIGHT 1998 B
>

>                                                        PROVIDENT BANK

>                                                        HOME EQUITY LOAN TRUST
>

>                                                         SERIES 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>
>                                                          GROUP 1     GROUP 2
>


>                                                        SCHEDULED INTEREST
>                                                       1,200,104.411,162,562.3
>

>                                                        LIQUIDATION INTEREST
>                                                               0.00       0.00
>

>                                                        REPURCHASE INTEREST
>                                                               0.00       0.00
>

>                                                        STOP ADVANCE INTEREST
>                                                               0.00       0.00
>


>                                                       ACCRUED SERVICING FEE F
>OR THE CURRENT PERIOD:                                    57,307.67  57,307.83
>


>                                                       TOTAL SERVICING FEES DU
>E MASTER SERVICER:                                        57,307.67  57,307.83
>


>                                                         LESS: COMPENSATING IN
>TEREST                                                      (78.31)    (54.82)
>

>                                                          LESS: DELINQUENT SER
>VICE FEES:                                               (3,249.19) (2,803.37)
>


>                                                       COLLECTED SERVICING FEE
>S FOR CURRENT PERIOD:                                     53,980.17  54,449.64
>


>                                                       AMOUNTS PAID TO CERTIFI
>CATE INSURER PURSUANT SECT 5.01 (a)(i)(4) AND 5.01 (a)(i       0.00       0.00
>

>                                                        REIMBURSEMENT AMOUNT
>                                                               0.00       0.00
>


>                                                        PREMIUM AMOUNT PAID
>                                                               0.00       0.00
>

>                                                        PER $1,000 OF ORIGINAL
>AMOUNT                                                   0.00000000 0.00000000
>


>                                                       REIMBURSEMENTS TO MASTE
>R SERVICER PURSUANT TO SECT 3.03                               0.00       0.00
>


>                                                        INSURED PAYMENTS
>                                                               0.00       0.00
>

>                                                        PER $1,000 OF ORIGINAL
>AMOUNT                                                   0.00000000 0.00000000
>


>                                                       TOTAL PRINCIPAL COLLECT
>ED                                                     1,101,897.54588,108.01
>

>                                                       TOTAL INTEREST COLLECTE
>D                                                      1,142,796.741,105,254.5
>


>                                                       TOTAL AVAILABLE FUNDS F
>OR DISTRIBUTION                                        2,244,694.281,693,362.5
>



>                                                       BASE SPREAD ACCOUNT REQ
>UIREMENT                                          12,375,000.00  16,843,750.00
>

>                                                        SPREAD ACCOUNT BALANCE
>BEGINNING                                         12,375,000.00  16,843,750.00
>

>                                                        SPREAD ACCOUNT BALANCE
>ENDING                                            12,375,000.00  16,843,750.00
>



>                                                       NET LIQUIDATION PROCEED
>S                                                              0.00       0.00
>


>                                                       OUTSTANDING CLASS INTER
>EST CARRYOVER SHORTFALL                                        0.00       0.00
>

>                                                       OUTSTANDING CLASS A PRI
>NCIPAL SHORTFALL AMOUNT                                        0.00       0.00
>



>                                                        CURRENT NET LOSSES
>                                                               0.00       0.00
>

>                                                        CUMULATIVE NET LOSSES
>                                                               0.00       0.00
>
>
>                          Page 4 of 5                     (c) COPYRIGHT 1998 B
>

>                                                        PROVIDENT BANK

>                                                        HOME EQUITY LOAN TRUST
>

>                                                         SERIES 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>
>                                                          GROUP 1     GROUP 2
>


>                                                        SCHEDULED INTEREST
>                                                       1,200,104.411,162,562.3
>

>                                                        LIQUIDATION INTEREST
>                                                               0.00       0.00
>

>                                                        STOP ADVANCE INTEREST
>                                                               0.00       0.00
>



>                                                        COMPENSATING INTEREST
>                                                            (78.31)    (54.82)
>



>                                                       REIMBURSEMENTS TO MASTE
>R SERVICER PURSUANT TO SECT 3.03                               0.00       0.00
>



>                                                        INSURED PAYMENTS
>                                                               0.00       0.00
>

>                                                        PER $1,000 OF ORIGINAL
>AMOUNT                                                   0.00000000 0.00000000
>



>                                                       TOTAL PRINCIPAL COLLECT
>ED                                                     1,101,897.54588,108.01
>

>                                                       TOTAL INTEREST COLLECTE
>D                                                      1,142,796.741,105,254.5
>



>                                                       TOTAL AVAILABLE FUNDS F
>OR DISTRIBUTION                                        2,244,694.281,693,362.5
>



>                                                        O/C AMOUNT
>                                                          38,396.91  38,794.85
>



>                                                       OUTSTANDING CLASS INTER
>EST CARRYOVER SHORTFALL                                        0.00       0.00
>


>                                                       OUTSTANDING CLASS A PRI
>NCIPAL SHORTFALL AMOUNT                                        0.00       0.00
>
>
>                          Page 5 of 5                    (c) COPYRIGHT 1998 B
>
uency Figures.

ankers Trust Company

ankers Trust Company

ankers Trust Company